                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   FORM  8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          November 1, 1999


                           UNUMPROVIDENT CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                       1-11834               62-1598430
(State or other jurisdiction of        (Commission         (I.R.S. Employer
incorporation or organization)         File Number)       Identification No.)


                             2211 CONGRESS STREET
                            PORTLAND, MAINE  04122

                   (Address of principal executive offices)
                                  (Zip Code)


                                (207) 770-2211
             (Registrant's telephone number, including area code)


  (Former name, former address and former fiscal year, if changed since last report)

ITEM 5.   OTHER EVENTS


     (a) On November 1, 1999, the Company issued a press release attached hereto as Exhibit 99.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 UNUMProvident Corporation
                                 (Registrant)



Date:  November 2, 1999
                                 /s/ Thomas R. Watjen
                                 ----------------------------------------
                                 Thomas R. Watjen
                                 Executive Vice President